UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019

MID-AMERICA APARTMENT COMMUNITIES, INC.
(Exact Name of Registrant as Specified in Charter)

TENNESSEE	001-12762	62-1543819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6815 Poplar Avenue, Suite 500
Germantown, Tennessee	38138
(Address of principal executive offices)	(Zip Code)

(901) 682-6600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share (Mid-America Apartment Communities, Inc.)	MAA	New York Stock Exchange
8.50% Series I Cumulative Redeemable Preferred Stock, $.01 par value per share (Mid-America Apartment Communities, Inc.)	MAA^I	New York Stock Exchange

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On May 21, 2019, the registrant held its 2019 Annual Meeting of Shareholders. The following matters were submitted to a vote of the shareholders of record as of March 15, 2019 through the solicitation of proxies:

1.	To elect twelve directors to serve for one year and until their successors have been duly elected and qualified;

2.	To provide an advisory (non-binding) vote to approve compensation of the registrant’s named executive officers; and

3.	To ratify Ernst & Young LLP as the registrant’s independent registered public accounting firm for 2019.

All twelve nominees were elected to serve for one year and until their successors have been duly elected and qualified. The results of the election were as follows:

				Broker
	For	Against	Abstain	Non-Votes
H. Eric Bolton, Jr.	91,741,938	3,417,846	2,828,893	6,276,406
Russell R. French	97,447,764	442,680	98,233	6,276,406
Alan B. Graf, Jr.	73,255,343	24,639,778	93,556	6,276,406
Toni Jennings	96,206,376	1,709,124	73,177	6,276,406
James K. Lowder	97,442,348	447,213	99,116	6,276,406
Thomas H. Lowder	97,435,020	447,413	106,244	6,276,406
Monica McGurk	96,221,515	1,696,175	70,987	6,276,406
Claude B. Nielsen	92,674,268	5,214,119	100,290	6,276,406
Philip W. Norwood	95,252,723	2,635,099	100,855	6,276,406
W. Reid Sanders	97,425,512	448,854	114,311	6,276,406
Gary Shorb	97,482,281	406,529	99,867	6,276,406
David P. Stockert	97,312,129	568,229	108,319	6,276,406

The advisory (non-binding) vote to approve the compensation of named executive officers was in favor of executive compensation. The results of the vote were as follows:

For	Against	Abstain	Non-Votes
92,256,357	5,612,226	120,094	6,276,406

Ernst & Young LLP was ratified to serve as the registrant’s independent registered public accounting firm for 2019. The results of the vote were as follows:

For	Against	Abstain	Non-Votes
103,329,570	862,300	73,213	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: May 21, 2019	/s/Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)